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                                                                    EXHIBIT 23.2


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-8 of our report dated May 19, 2000 (except with respect to the matter discussed in Note 8, as to which the date is August 15, 2000) included in Pinnacle Financial Partners, Inc.'s Registration Statement on Form SB-2, as amended (File No. 333-38018).


                                         /s/ Arthur Andersen LLP


Nashville, Tennessee
November 8, 2000